EXHIBIT 10.16
AFFIRMATION OF OBLIGATIONS
     This Affirmation of Obligations is delivered by the undersigned, pursuant to Section 5.1.4 of the Amended and Restated Credit Agreement, dated as of December 20, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among NEG Operating LLC, as Borrower, (the “Borrower”) AREP Oil & Gas LLC as the Lender and the Administrative Agent, and Citicorp USA, Inc., as Collateral Agent for the Lenders and the Hedging Counterparties (the “Collateral Agent”). The Amended and Restated Credit Agreement amends and restates in its entirety that certain Credit Agreement, dated as of December 29, 2003, among the Borrower, Mizuho Corporate Bank, Ltd., as Administrative Agent for the Lenders, Bank of Texas, N.A. and The Bank of Nova Scotia, as co-agents for the Lenders and Bank of Texas, N.A., as Collateral Agent for the Lenders (the “Original Credit Agreement”). Unless otherwise defined herein, terms used herein have the meanings provided in the Amended and Restated Credit Agreement.
     In connection with the Amended and Restated Credit Agreement, each Security Document, each Note, each Hedging Agreement among Borrower or any Guarantor and any Hedging Counterparty, and any and all other agreements, documents, or instruments from time to time executed or delivered in connection with or pursuant to any of the foregoing shall form part of the “Loan Documents” as such term is defined in the Amended and Restated Credit Agreement.
     For the benefit of the Secured Parties, each of the Borrower, and NEG Holding LLC, Shana National LLC, NGX GP of Delaware LLC, NGX LP of Delaware LLC, and NGX Energy Limited Partnership, (hereinafter collectively referred to as the “Obligors”) hereby acknowledges, confirms and reconfirms its obligations under the Loan Documents, and represents, warrants and agrees (i) that the documents which form the Loan Documents (x) are legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their terms and (y) with respect to the Loan Documents purporting to grant to the Collateral Agent a security interest in the assets covered thereby, that such Loan Documents so grant and, after giving effect to the execution, delivery and effectiveness of the Amended and Restated Credit Agreement, will continue to so grant to the Collateral Agent on behalf of the Secured Parties a perfected, security interest in such assets, subject only to the liens permitted by the Amended and Restated Credit Agreement and (ii) to continue to comply with the terms and conditions of the Loan Documents.
     Each Obligor agrees that it will execute and deliver to the Collateral Agent all such instruments and other documentation and shall take such other action as may be reasonably requested by the Collateral Agent in order to perfect the Secured Parties’ security interest and to give effect to the collateral assignment by AREP Oil & Gas LLC to Citicorp USA, Inc., as Administrative Agent under the AREP Oil & Gas LLC Credit Agreement, dated as of December 20, 2005.
     Nothing in this Affirmation of Obligations or the documents referred to herein shall have the result that any officer, director, employee, agent, shareholder or partner of any of the Obligors will have any personal liability of any nature whatsoever under applicable legal requirements (except in the case of any such Person who is a party to a Loan Document to the extent expressly stated in the applicable Loan Documents).
(Signature Page Follows)

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this 20th day of December, 2005.

NEG OPERATING LLC

By:	/s/ PHILIP D. DEVLIN

Name: Philip D. Devlin
Title: Vice President and Secretary

Acceptance of Affirmation of Obligations:

CITICORP USA, INC., as Collateral Agent for the
Lenders and the Hedging Counterparties.

By:	/s/ DAVID E. HUNT

	Name:	David E. Hunt
	Title:	Vice President

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this 20th day of December, 2005.

NEG HOLDING LLC
By: AREP Oil & Gas LLC, managing member

By:	/s/ PHILIP D. DEVLIN

Name: Philip D. Devlin
Title: Vice President and Secretary

Acceptance of Affirmation of Obligations:

CITICORP USA, INC., as Collateral Agent for the
Lenders and the Hedging Counterparties.

By:	/s/ DAVID E. HUNT

	Name:	David E. Hunt
	Title:	Vice President

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this 20th day of December, 2005.

SHANA NATIONAL LLC
By: NEG Operating LLC, sole member
By: NEG Holding LLC, sole member
By: AREP Oil & Gas LLC, managing member

By:	/s/ PHILIP D. DEVLIN

Name: Philip D. Devlin
Title: Vice President and Secretary

Acceptance of Affirmation of Obligations:

CITICORP USA, INC., as Collateral Agent for the
Lenders and the Hedging Counterparties.

By:	/s/ DAVID E. HUNT

	Name:	David E. Hunt
	Title:	Vice President

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this 20th day of December, 2005.

NGX ENERGY LIMITED PARTNERSHIP
By: NGX GP of Delaware LLC
By: NEG Operating LLC, sole member
By: NEG Holding LLC, sole member
By: AREP Oil & Gas LLC, managing member

By:	/s/ PHILIP D. DEVLIN

Name: Philip D. Devlin
Title: Vice President and Secretary

Acceptance of Affirmation of Obligations:

CITICORP USA, INC., as Collateral Agent for the
Lenders and the Hedging Counterparties.

By:	/s/ DAVID E. HUNT

	Name:	David E. Hunt
	Title:	Vice President

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this 20th day of December, 2005.

NGX GP OF DELAWARE LLC
By: NEG Operating LLC, sole member
By: NEG Holding LLC, sole member
By: AREP Oil & Gas LLC, managing member

By:	/s/ PHILIP D. DEVLIN

Name: Philip D. Devlin
Title: Vice President and Secretary

Acceptance of Affirmation of Obligations:

CITICORP USA, INC., as Collateral Agent for the
Lenders and the Hedging Counterparties.

By:	/s/ DAVID E. HUNT

	Name:	David E. Hunt
	Title:	Vice President

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of this 20th day of December, 2005.

NGX LP OF DELAWARE LLC
By: NEG Operating LLC, sole member
By: NEG Holding LLC, sole member
By: AREP Oil & Gas LLC, managing member

By:	/s/ PHILIP D. DEVLIN

Name: Philip D. Devlin
Title: Vice President and Secretary

Acceptance of Affirmation of Obligations:

CITICORP USA, INC., as Collateral Agent for the
Lenders and the Hedging Counterparties.

By:	/s/ DAVID E. HUNT

	Name:	David E. Hunt
	Title:	Vice President